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                                                                       Exhibit 9

                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information both included in Post-Effective Amendment Number 22 to the Registration Statement (Form N-1A No. 2-68290) of Hilliard-Lyons Government Fund, Inc., and to the use of our report dated September 26, 2000, included therein.

                                                  /s/ Ernst & Young LLP
                                                  -----------------------------
                                                  Ernst & Young LLP

Louisville, KY
November 29, 2000